UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2007
SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	File No. 001-13251 (Commission File Number)	52-2013874 (IRS Employer Identification No.)
12061 Bluemont Way, Reston, Virginia 20190
(Address if principal executive offices)(zip code)
Registrant’s telephone number, including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On April 30, 2007, Mustang Funding I, LLC (“Mustang I”), a newly-formed Delaware limited liability company and a subsidiary of SLM Corporation (the “Company”), entered into a Participation Purchase and Security Agreement (the “Mustang I PPA”) with the Conduit Purchasers and Alternative Purchasers party thereto, Bank of America, N.A., as the Administrative Agent, Bank of America, N.A and JPMorgan Chase Bank, N.A., as the Managing Agents, Chase Bank USA, National Association, as the Eligible Lender Trustee, and Sallie Mae, Inc., as the Administrator. Under the Mustang I PPA, Mustang I agreed to sell participation interests to the Conduit Purchasers and Alternative Purchasers and they agreed to buy participation interests from Mustang I in certain eligible loans made under the Federal Family Education Loan Program, certain eligible private credit loans and certain eligible student loan asset-backed securities in an aggregate amount not to exceed $15,000,000,000 (the “Mustang I Facility”). Absent the occurrence of a Termination Event (as defined in the Mustang I PPA), the Mustang I Facility will be available to fund the student loan acquisitions of the Company until the earliest to occur of (i) February 15, 2008, (ii) the effective date of the transactions contemplated by the Merger Agreement or (iii) the date which is 90 calendar day after the termination of the merger Agreement, or if the Merger Agreement is terminated in connection with a “Superior Proposal” (as defined in the Merger Agreement), the date which is 15 days after the termination of the Merger Agreement. The Merger Agreement is attached as Exhibit 2.1 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007.
On April 30, 2007, Mustang Funding II, LLC (“Mustang I”), a newly-formed Delaware limited liability company and a subsidiary of SLM Corporation (the “Company”), entered into a Participation Purchase and Security Agreement (the “Mustang II PPA”) with the Conduit Purchasers and Alternative Purchasers party thereto, Bank of America, N.A., as the Administrative Agent, Bank of America, N.A and JPMorgan Chase Bank, N.A., as the Managing Agents, Chase Bank USA, National Association, as the Eligible Lender Trustee, and Sallie Mae, Inc., as the Administrator. Under the Mustang II PPA, Mustang II agreed to sell participation interests to the Conduit Purchasers and Alternative Purchasers and they agreed to buy participation interests from Mustang II in certain eligible loans made under the Federal Family Education Loan Program, certain eligible private credit loans and certain eligible student loan asset-backed securities in an aggregate amount not to exceed $15,000,000,000 (the “Mustang II Facility”). The terms of the Mustang II Facility are identical to the terms of the Mustang I Facility.
These facilities represent the “Interim Facility” referenced in the Company’s report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007.
The foregoing description of the Participation Purchase and Security Agreements does not purport to be complete and is qualified in its entirety by reference to the text of such agreement. The agreements will be filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q to be filed with respect to the fiscal quarter ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ C. E. ANDREWS
	Name:	C.E. Andrews
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 4, 2007